================================================================================

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported) September 28, 2001

                           -------------------------


                         CRESTLINE CAPITAL CORPORATION
            (Exact Name of Registrant as Specified in its Charter)

              Maryland                                      1-14635                            52-2151967
(State or Other Jurisdiction of Incorporation)      (Commission File Number)    (I.R.S. Employer Identification Number)

                6600 Rockledge Drive, Bethesda, Maryland 20817
              (Address of Principle Executive Offices) (Zip Code)

                         ----------------------------


       Registrant's Telephone Number, Including Area Code (240) 694-2000

================================================================================

                                   FORM 8-K


Item 2.   Acquisition or Disposition of Assets

          Crestline Capital Corporation (the "Company") announced on September 28, 2001 that it closed on the sale of its ten Residence Inn hotels to Apple Hospitality Two, Inc. (the "Buyer") for total consideration of $119 million, including approximately $54 million of debt that was assumed by the Buyer.


Item 7.   Financial Statements and Exhibits

          (b)  Pro forma financial information.

               .    Unaudited Pro Forma Balance Sheet as of June 15, 2001
               .    Unaudited Pro Forma Statement of Operations for the
                    Twenty-four Weeks Ended June 15, 2001
               .    Unaudited Pro Forma Statement of Operations for the Fiscal
                    Year Ended December 29, 2000

          (c)  Exhibits.

          99.1 Purchase Agreement between Residence Inn III LLC and Apple Hospitality Two, Inc. dated May 18, 2001.

          99.2 Amendment and Joinder dated July 30, 2001 to Purchase Agreement by Residence Inn III LLC and Apple Hospitality Two, Inc.

          99.3 Second Amendment and Joinder dated as of August 31, 2001 to Purchase Agreement between Residence Inn III LLC and Apple Hospitality Two, Inc.

          99.4 Press release announcing the sale of the Residence Inns.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Crestline Capital Corporation

                                      By: /s/ Larry K. Harvey
                                         -------------------------------------
                                          Larry K. Harvey
                                          Senior Vice President, Treasurer and
                                          Controller

Date:  October 1, 2001
       ---------------

                        PRO FORMA FINANCIAL INFORMATION

The accompanying unaudited pro forma consolidated statements of operations for the twenty-four weeks ended June 15, 2001 and the fiscal year ended December 29, 2000 reflect the following transactions as if they occurred at the beginning of the period presented. The accompanying unaudited pro forma consolidated balance sheet as of June 15, 2001 reflects the following transactions as if they occurred on that date:

 .    2001 sale of the Company's full-service hotel leases
 .    2001 sale of ten Residence Inns
 .    2001 corporate restructuring
 .    2000 sale of one Residence Inn

On November 13, 2000, the Company entered into an agreement with a subsidiary of Host Marriott Corporation ("Host Marriott") for the purchase and sale of the Company's subsidiaries owning the leasehold interests in the full-service hotels leased from Host Marriott. The purchase and sale transaction generally transferred ownership of the Company's subsidiaries owning the full-service hotel leasehold interests to a subsidiary of Host Marriott for a total consideration of $205 million in cash. On January 10, 2001, upon receipt of all required consents, the purchase and sale transaction was completed for $201 million, which reflected the deferral of the sale of one of the leases for $4 million. On June 15, 2001, the remaining lease was sold for $4 million. The Company recognized a pre-tax gain on the transaction of $204 million in 2001, net of transaction costs. In connection with the sale of the full-service hotel leases, the corresponding hotel working capital notes were repaid and the hotel asset management contract with Host Marriott and the Company's hotel asset management employees were terminated.

On May 18, 2001, the Company entered into an agreement with Apple Hospitality Two, Inc. ("Apple") for the purchase and sale of the Company's interest in ten Residence Inn hotels for total consideration of $119 million, including approximately $54 million of debt that will be assumed by Apple. In connection with entering into the purchase and sale transaction, the Company and Apple entered into a loan agreement in the second quarter of 2001 whereby Apple loaned the Company $47 million. The loan bears interest at 12% and was due upon the earlier of the closing of the transaction or September 30, 2001. On September 28, 2001, the purchase and sale transaction was completed and the $47 million loan was repaid.

In the second quarter of 2001, the Company restructured its corporate operations due to the sale of the full-service hotel leases. As a result, the Company recorded a corporate restructuring charge in 2001 for the severance of certain corporate employees of approximately $6.1 million. Included in the restructuring charge is a $3.6 million non-cash charge for the acceleration of the vesting of stock options and stock awards.

In February 2000, the Company sold one of its Residence Inn hotels for a net sales price of $6.2 million.

The unaudited pro forma financial statements present the Company's financial position and results of operations as if the transactions discussed above were completed. These presentations do not purport to represent what the Company's results of operations would actually have been if these transactions had in fact occurred on such date or at the beginning of such period or to project the Company's results of operations for any future date or period. The accompanying unaudited pro forma consolidated financial statements do not include any assumptions for use of the proceeds received from the sale of the full-service hotel leases or the ten Residence Inns.

The unaudited pro forma financial statements are based upon certain assumptions, as set forth in the notes to the unaudited pro forma financial statements, that the Company believes are reasonable under the circumstances and should be read in conjunction with the Company's consolidated financial statements and notes thereto included in the Company's Form 10-K as of December 29, 2000 and Form 10-Q as of June 15, 2001.

                         CRESTLINE CAPITAL CORPORATION
                       UNAUDITED PRO FORMA BALANCE SHEET
                              As of June 15, 2001
                       (in thousands, except share data)

                                                                                Forma Adjustments
                                                                           ------------------------------
                                                                                                Sale of
                                                                               Sale of       Full-Service
                                                           Historical      Residence Inns    Hotel Leases        Pro Forma
                                                           ----------      --------------    ------------        ---------
                                    ASSETS
Property and equipment, net............................   $   747,710       $  (87,151) (A)  $         -       $   660,559
Hotel working capital..................................         7,330                -                 -             7,330
Due from hotel managers................................        11,128             (567) (A)            -             9,505
                                                                                (1,056) (B)            -
Due from Marriott Senior Living Services...............         9,289                -                 -             9,289
Other assets...........................................        83,888           (5,587) (A)       (4,357) (D)       73,944
Cash and cash equivalents..............................       201,188           51,372  (A)        4,357  (D)      169,999
                                                                                 1,056  (B)      (40,727) (E)
                                                                               (47,247) (C)
                                                          -----------       ----------       -----------       -----------
                                                          $ 1,060,533       $  (89,180)      $   (40,727)      $   930,626
                                                          ===========       ==========       ===========       ===========

                                                LIABILITIES AND SHAREHOLDERS' EQUITY

Debt:
   Mortgage debt.......................................   $   276,093       $  (53,619) (A)  $         -       $   222,474
   Other debt..........................................        72,728          (47,000) (C)            -            25,728
                                                          -----------       ----------       -----------       -----------
                                                              348,821         (100,619)                -           248,202
   Hotel working capital notes payable to Host Marriott         7,330                -                 -             7,330
                                                          -----------       ----------       -----------       -----------
     Total debt........................................       356,151         (100,619)                -           255,532
Income taxes payable...................................        46,860                -           (40,727) (E)        6,133
Accounts payable and accrued expenses..................        12,074             (550) (A)            -            11,277
                                                                                  (247) (C)
Lease payable..........................................         9,286                -                 -             9,286
Deferred income taxes..................................        63,579           (2,032) (A)            -            61,547
Other liabilities......................................        24,889           (1,486) (A)            -            23,403
                                                          -----------       ----------       -----------       -----------
     Total liabilities.................................       512,839         (104,934)          (40,727)          367,178
                                                          -----------       ----------       -----------       -----------
Shareholders' equity:
   Common stock, 75 million shares authorized,
     22.1 million shares issued and outstanding
     $.01 par value....................................           222                -                 -               222
   Additional paid-in capital..........................       452,600                -                 -           452,600
   Retained earnings...................................       221,778           15,754  (A)            -           237,532
   Treasury stock, 6.4 million shares..................      (126,906)               -                 -          (126,906)
                                                          -----------       ----------       -----------       -----------
     Total shareholders' equity........................       547,694           15,754                 -           563,448
                                                          -----------       ----------       -----------       -----------
                                                          $ 1,060,533       $  (89,180)      $   (40,727)      $   930,626
                                                          ===========       ==========       ===========       ===========

            See Notes to Unaudited Pro Forma Financial Statements.

                         CRESTLINE CAPITAL CORPORATION
                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                     Twenty-four Weeks Ended June 15, 2001
                     (in thousands, except per share data)

                                                                                  Pro Forma Adjustments
                                                                      -------------------------------------------
                                                                                            Sale of
                                                                         Sale of         Full-Service
                                                         Historical   Residence Inns     Hotel Leases       Other        Pro Forma
REVENUES
Hotels
   Rooms...............................................    $  242,970   $ (17,504) (F)   $  (33,596) (I)  $       -      $ 191,870
   Food and beverage...................................        28,177           -           (17,832) (I)          -         10,345
   Other...............................................        17,497        (767) (F)       (7,558) (I)          -          9,172
                                                           ----------   ---------        ----------       ---------      ---------
     Total hotel revenues..............................       288,644     (18,271)          (58,986)              -        211,387
                                                           ----------   ---------        ----------       ---------      ---------
Senior living
   Routine.............................................       115,715           -                 -               -        115,715
   Ancillary...........................................        10,690           -                 -               -         10,690
                                                           ----------   ---------        ----------       ---------      ---------
     Total senior living revenues......................       126,405           -                 -               -        126,405
                                                           ----------   ---------        ----------       ---------      ---------
Equity in losses of affiliates.........................          (394)          -                 -               -           (394)
                                                           ----------   ---------        ----------       ---------      ---------
   Total revenues......................................       414,655     (18,271)          (58,986)              -        337,398
                                                           ----------   ---------        ----------       ---------      ---------
OPERATING COSTS AND EXPENSES
Hotels
   Property-level operating costs and expenses
     Rooms.............................................        51,172      (3,579) (F)       (6,627) (I)          -         40,966
     Food and beverage.................................        20,514           -           (11,201) (I)          -          9,313
     Other.............................................        93,477      (5,992) (F)      (13,829) (I)          -         73,656
   Other operating costs and expenses
     Management fees...................................        23,626      (1,636) (F)       (2,166) (I)          -         19,824
     Lease expense.....................................        82,488           -           (23,869) (I)          -         58,619
     Depreciation and amortization.....................         3,239      (1,973) (F)            -               -          1,266
     Other.............................................         1,773         (35) (F)            -             (94) (J)     1,644
                                                           ----------   ---------        ----------       ---------      ---------
       Total hotel operating costs and expenses........       276,289     (13,215)          (57,692)            (94)       205,288
                                                           ----------   ---------        ----------       ---------      ---------
Senior living
   Property-level operating costs and expenses
     Routine...........................................        73,542           -                 -               -         73,542
     Ancillary.........................................         6,064           -                 -               -          6,064
   Other operating costs and expenses
     Depreciation and amortization.....................        11,090           -                 -               -         11,090
     Management fees...................................         8,229           -                 -               -          8,229
     Property taxes and other..........................         4,034           -                 -               -          4,034
                                                           ----------   ---------        ----------       ---------      ---------
       Total senior living operating costs and expenses       102,959           -                 -               -        102,959
                                                           ----------   ---------        ----------       ---------      ---------
Other operating costs and expenses.....................           149           -                 -             (51) (J)        98
                                                           ----------   ---------        ----------       ---------      ---------
     Total operating costs and expenses................       379,397     (13,215)          (57,692)           (145)       308,345
                                                           ----------   ---------        ----------       ---------      ---------
OPERATING PROFIT.......................................        35,258      (5,056)           (1,294)            145         29,053
Gain on sale of full-service hotel leases..............       204,459           -                 -        (204,459) (I)         -
Corporate expenses.....................................       (13,254)          -                 -           6,105  (K)    (6,548)
                                                                                                                601  (J)
Interest expense.......................................       (13,467)      2,090  (F)           47  (I)          -        (11,083)
                                                                              247  (G)
Interest income........................................         5,041           -                 -               -          5,041
                                                           ----------   ---------        ----------       ---------      ---------
INCOME BEFORE INCOME TAXES.............................       218,037      (2,719)           (1,247)       (197,608)        16,463
Provision for income taxes.............................       (87,215)      1,088 (H)           499 (H)      79,043  (H)    (6,585)
                                                           ----------   ---------        ----------       ---------      ---------
NET INCOME.............................................    $  130,822   $  (1,631)       $     (748)      $(118,565)     $   9,878
                                                           ==========   =========        ==========       =========      =========
BASIC EARNINGS PER COMMON SHARE........................    $     8.49                                                    $     .64
                                                           ==========                                                    =========
DILUTED EARNINGS PER COMMON SHARE......................    $     8.10                                                    $     .61
                                                           ==========                                                    =========
BASIC WEIGHTED AVERAGE SHARES OUTSTANDING..............        15,411                                                       15,411
                                                           ==========                                                    =========
DILUTED WEIGHTED AVERAGE SHARES OUTSTANDING............        16,158                                                       16,158
                                                           ==========                                                    =========

            See Notes to Unaudited Pro Forma Financial Statements.

                         CRESTLINE CAPITAL CORPORATION
                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      Fiscal Year Ended December 29, 2000
                     (in thousands, except per share data)

                                                                                   Pro Forma Adjustments
                                                                                   ---------------------
                                                                                           Sale of
                                                                          Sale of        Full-Service
                                                         Historical   Residence Inns     Hotel Leases         Other       Pro Forma
                                                         ----------   --------------    -------------         -----       ---------
REVENUES
Hotels
   Rooms...............................................  $ 2,936,069   $ (37,595) (F)   $ (2,542,411) (I)  $    (377) (L) $ 355,686
   Food and beverage...................................    1,288,117          --          (1,267,710) (I)         --         20,407
   Other...............................................      326,128      (1,770) (F)       (304,949) (I)        (16) (L)    19,393
                                                         -----------   ---------        ------------       ---------      ---------
     Total hotel revenues..............................    4,550,314     (39,365)         (4,115,070)           (393)       395,486
                                                         -----------   ---------        ------------       ---------      ---------
Senior living
   Routine.............................................      239,065          --                  --              --        239,065
   Ancillary...........................................       22,821          --                  --              --         22,821
                                                         -----------   ---------        ------------       ---------      ---------
     Total senior living revenues......................      261,886          --                  --              --        261,886
                                                         -----------   ---------        ------------       ---------      ---------
Other revenues.........................................        4,125          --                  --          (4,125) (M)        --
Equity in earnings of affiliates.......................          832          --                  --              --            832
                                                         -----------   ---------        ------------       ---------      ---------
   Total revenues......................................    4,817,157     (39,365)         (4,115,070)         (4,518)       658,204
                                                         -----------   ---------        ------------       ---------      ---------
OPERATING COSTS AND EXPENSES
Hotels
   Property-level operating costs and expenses
     Rooms.............................................      684,254      (7,846) (F)       (598,071) (I)       (121) (L)    78,216
     Food and beverage.................................      948,259          --            (929,618) (I)         --         18,641
     Other.............................................    1,141,005     (12,349) (F)       (992,313) (I)       (154) (L)   136,189
   Other operating costs and expenses
     Management fees...................................      286,616      (3,500) (F)       (244,247) (I)        (23) (L)    38,846
     Lease expense.....................................    1,404,305          --          (1,297,877) (I)         --        106,428
     Depreciation and amortization.....................        5,462      (3,906) (F)             --              12  (L)     1,568
     Other.............................................        3,626          --                  --            (623) (J)     3,003
                                                         -----------   ---------        ------------       ---------      ---------
       Total hotel operating costs and expenses........    4,473,527     (27,601)         (4,062,126)           (909)       382,891
                                                         -----------   ---------        ------------       ---------      ---------
Senior living
   Property-level operating costs and expenses
     Routine...........................................      153,049          --                  --              --        153,049
     Ancillary.........................................       14,493          --                  --              --         14,493
   Other operating costs and expenses
     Depreciation and amortization.....................       24,083          --                  --              --         24,083
     Management fees...................................       15,658          --                  --              --         15,658
     Property taxes and other..........................        9,263          --                  --              --          9,263
                                                         -----------   ---------        ------------       ---------      ---------
       Total senior living operating costs and expenses      216,546          --                  --              --        216,546
                                                         -----------   ---------        ------------       ---------      ---------
Other operating costs and expenses.....................        3,733          --                  --          (2,738) (M)       736
 .......................................................                                                         (259) (J)
                                                         -----------   ---------        ------------       ---------      ---------
     Total operating costs and expenses................    4,693,806     (27,601)         (4,062,126)         (3,906)       600,173
                                                         -----------   ---------        ------------       ---------      ---------
OPERATING PROFIT.......................................      123,351     (11,764)            (52,944)           (612)        58,031
Minority interest expense..............................       (1,310)      1,310  (F)             --              --             --
Corporate expenses.....................................      (16,785)         --                  --           2,271  (J)   (14,514)
Interest expense.......................................      (33,347)      4,604  (F)          4,215  (I)         --        (24,528)
Interest income........................................        4,237          --                  --              --          4,237
                                                         -----------   ---------        ------------       ---------      ---------
INCOME BEFORE INCOME TAXES AND
   EXTRAORDINARY ITEM..................................       76,146      (5,850)            (48,729)          1,659         23,226
Provision for income taxes.............................      (31,601)      2,399  (H)         20,307  (H)       (680) (H)   (9,575)
                                                         -----------   ---------        ------------       ---------      ---------
INCOME BEFORE EXTRAORDINARY ITEM.......................  $    44,545   $  (3,451)       $    (28,422)      $     979      $  13,651
                                                         ===========   =========        ============       =========      =========
BASIC EARNINGS BEFORE EXTRAORDINARY ITEM
   PER COMMON SHARE....................................  $      2.76                                                      $     .85
                                                         ===========                                                      =========
DILUTED EARNINGS BEFORE EXTRAORDINARY ITEM
   PER COMMON SHARE....................................  $      2.67                                                      $     .82
                                                         ===========                                                      =========
BASIC WEIGHTED AVERAGE SHARES
   OUTSTANDING.........................................       16,151                                                         16,151
                                                         ===========                                                      =========
DILUTED WEIGHTED AVERAGE SHARES
   OUTSTANDING.........................................       16,665                                                         16,665
                                                         ===========                                                      =========

            See Notes to Unaudited Pro Forma Financial Statements.

                         CRESTLINE CAPITAL CORPORATION
               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

(A) Represents the sale of the Company's interest in ten Residence Inn hotels including the following:
     -  decrease in property and equipment of $87,151,000;
     -  decrease in hotel working capital of $567,000;
     - decrease in other assets for fixed asset escrows, lender reserves, deferred financing costs and other assets of $5,587,000;
     - decrease in mortgage debt and accrued interest of $53,619,000 and $550,000, respectively;
     -  decrease in deferred incentive management fees of $1,486,000; and
     - increase in cash for the net cash proceeds of $51,372,000, including the payment of income taxes of $14,417,000 on the gain on the sale.

(B) Represents the collection of the current owner's distribution for the ten Residence Inns due from the hotel manager.

(C) Represents the repayment of the $47 million note due to Apple, including accrued interest.

(D) Represents the third quarter 2001 receipt of the remaining full-service hotel lease sale proceeds due from Host Marriott.

(E) Represents the payment of the remaining income taxes due from the gain on the sale of the full-service hotel leases.

(F) Represents the elimination of the operating results of the ten Residence Inn hotels including the following:
     - the elimination of the revenues and operating costs and expenses of the hotels;
     -  the elimination of the minority interest expense; and
     - the elimination of the mortgage interest expense and deferred financing amortization expense.

(G) Represents the elimination of the interest expense on the $47 million note due to Apple.

(H) Represents the income tax impact of the pro forma adjustments at statutory rates.

(I) Represents the elimination of the operating results of the full-service hotel leases including the following:
     - the elimination of the revenues and operating costs and expenses of the hotels;
     -  the elimination of the interest expense on the working capital notes;
        and
     - the elimination of the gain on the sale of the full-service hotel leases, due to its non-recurring nature.

(J) Represents the elimination of salary and employee benefit costs incurred related to the positions terminated in the Company's second quarter 2001 restructuring.

(K) Represents the elimination of the second quarter 2001 corporate restructuring charge of $6.1 million for the severance of certain corporate employees due to the sale of the full-service hotel leases.

(L) Represents the elimination of the revenues and operating costs and expenses of one Residence Inn hotel sold in February 2000.

(M) Represents the elimination of the revenues from the hotel asset management contract with Host Marriott and the elimination of the salary costs and other operating costs and expenses related to certain terminated hotel asset management employees.